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

         NUMBER                                                                                               [SHARES]



INCORPORATED UNDER THE LAWS                                                                                 COMMON STOCK
 OF THE STATE OF DELAWARE                                                                                  PAR VALUE $.10


THIS CERTIFICATE IS TRANSFERABLE                                                                           CUSIP 67481E 10 6
IN CANTON, MASSACHUSETTS, JERSEY CITY, NEW JERSEY                                                SEE REVERSE FOR CERTAIN DEFINITIONS
AND NEW YORK, NY
                                                          [GRAPHIC]
                                                      OCEAN ENERGY, INC.


This Certifies that





as the owner of


                                    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

                                                       CERTIFICATE OF STOCK


Ocean Energy, Inc., a Delaware corporation (the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.


                                                                           DATED

/s/ JAMES T. HACKETT                                                       COUNTERSIGNED AND REGISTERED:
                                                                                      FLEET NATIONAL BANK
Chairman of the Board, President                                                                          TRANSFER AGENT
and Chief Executive Officer                                                                                AND REGISTRAR

                                                                           BY

/s/ ROBERT K. REEVES, Secretary                                                                     AUTHORIZED SIGNATURE
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                              [OCEAN ENERGY LOGO]

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS MAY BE MADE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as thought they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common    UNIF GIFT MIN ACT -- ______ Custodian _______
                                                        (Cust)           (Minor)
TEN ENT -- as tenants by the entireties            under Uniform Gifts to Minors

JT TEN  -- as joint tenants with right of          Act _________________
           survivorship and not as tenants                  (State)
           in common

    Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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                                                                          Shares
-------------------------------------------------------------------------
of Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint


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                                                                       Attorney,
----------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

DATED                              X
     ----------------------------   --------------------------------------------

NOTICE: THE SIGNATURES(S) TO
THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME(S) AS WRITTEN UPON
THE FACE OF THE CERTIFICATE IN
EVERY PARTICULAR, WITHOUT
ALTERATION OR ENLARGEMENT OR
ANY CHANGE WHATEVER.               X
                                    --------------------------------------------

                                   ---------------------------------------------

THIS CERTIFICATE EVIDENCES AND     ALL GUARANTEES MUST BE MADE BY A FINANCIAL
ENTITLES THE HOLDER HEREOF TO      INSTITUTION (SUCH AS A BANK OR BROKER) WHICH
CERTAIN RIGHTS, AS SET FORTH       IS A PARTICIPANT IN THE SECURITIES TRANSFER
IN A RIGHTS AGREEMENT BETWEEN      AGENTS MEDALLION PROGRAM ("STAMP"). THE NEW
OCEAN ENERGY, INC. (THE            YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE
"CORPORATION") AND FLEET           PROGRAM ("MSP"), OR THE STOCK EXCHANGES
NATIONAL BANK (F/K/A               MEDALLION PROGRAM ("SEMP") AND MUST NOT BE
BANCBOSTON, N.A.) THE TERMS OF     DATED, GUARANTEES BY A NOTARY PUBLIC ARE NOT
WHICH ARE HEREBY INCORPORATED      ACCEPTABLE.
BY REFERENCE AND A COPY OF
WHICH IS ON FILE AS THE            ---------------------------------------------
PRINCIPAL EXECUTIVE OFFICE OF
THE CORPORATION UNDER CERTAIN
CIRCUMSTANCES, AS SET FORTH IN
THE RIGHTS AGREEMENT. SUCH
RIGHTS WILL BE EVIDENCED BY
SEPARATE CERTIFICATES AND WILL
NO LONGER BE EVIDENCED BY
THIS CERTIFICATE. THE
CORPORATION WILL FURNISH TO
THE REGISTERED HOLDER OF THIS
CERTIFICATE A COPY OF THE
RIGHTS AGREEMENT WITHOUT
CHARGE ON REQUEST TO THE
CORPORATION AT ITS PRINCIPAL
PLACE OF BUSINESS OR
REGISTERED OFFICE. AS
DESCRIBED IN THE RIGHTS
AGREEMENT, RIGHTS ISSUED TO
ANY PERSON WHO BECOMES AN
ACQUIRING PERSON (AS DEFINED
IN THE RIGHTS AGREEMENT) SHALL
BECOME NULL AND VOID.